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                                                                  Exhibit 10.26i


                      [FORM OF FACE OF WARRANT CERTIFICATE]

THE WARRANTS AND THE COMMON STOCK ISSUABLE UPON THE EXERCISE OF THE WARRANTS (THE "SECURITIES") HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS, AND MAY NOT BE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION UNDER THE SECURITIES ACT, OR IN A TRANSACTION WHICH IS EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS. THE HOLDER HEREOF, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, UNLESS PREVIOUSLY REGISTERED UNDER THE SECURITIES ACT, ONLY (A) TO THE COMPANY; (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE); (C) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A; (D) PURSUANT TO AN OFFSHORE TRANSACTION COMPLYING WITH RULE 904 OF REGULATION S UNDER THE SECURITIES ACT; OR (E) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.



                        Certificate for 225,000 Warrants


                        WARRANTS TO PURCHASE COMMON STOCK
                                       OF
                                INFOGRAMES, INC.
                    (formerly GT Interactive Software Corp.)


                  THIS CERTIFIES THAT California U.S. Holdings, Inc., or its registered assigns, is the registered holder of the number of Warrants set forth above (the "Warrants"). Each Warrant entitles the holder thereof (the "Holder"), at its option and subject to the provisions contained herein and in the Warrant Agreement referred to below, to purchase from Infogrames, Inc. (formerly GT Interactive Software Corp.), a Delaware corporation (the "Company"), one share of common stock, $0.01 par value, of the Company (the "Common Stock") at the per share exercise price of $0.01 (the "Exercise Price"), or by Cashless Exercise referred to below. This Warrant Certificate shall terminate and become void as of the close of business on February 15, 2005 (the
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"Expiration Date") or upon the exercise hereof as to all the shares of Common
Stock subject hereto. The number of shares purchasable upon exercise of the Warrants shall be subject to adjustment from time to time as set forth in the Warrant Agreement.

                  This Warrant Certificate is issued under and in accordance with a Warrant Agreement dated as of February 15, 2000 (as amended, restated, supplemented or otherwise modified from time to time, the "Warrant Agreement"), among the Company and the parties referred to therein, and is subject to the terms and provisions contained in the Warrant Agreement. The Warrant Agreement is hereby incorporated herein by reference and made a part hereof. Reference is hereby made to the Warrant Agreement for a full statement of the respective rights, limitations of rights, duties and obligations of the Company and the Holder of the Warrants. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement.

                  Subject to the terms of the Warrant Agreement, the Warrants may be exercised in whole or in part (i) by surrender of this Warrant Certificate with the form of election to purchase Warrant Shares attached hereto duly executed and with the simultaneous payment of the Exercise Price in cash (subject to adjustment) to the Company or (ii) by Cashless Exercise. Payment of the Exercise Price in cash shall be made in cash or by certified or official bank check payable to the order of the Company or by wire transfer of funds to an account designated by the Company for such purpose. Payment by Cashless Exercise shall be made by the surrender of a Warrant or Warrants represented by one or more Warrant Certificates and without payment of the Exercise Price in cash, in exchange for the issuance of such number of shares of Common Stock equal to the product of (1) the number of shares of Common Stock for which such Warrant would otherwise then be nominally exercised if payment of the Exercise Price were being made in cash and (2) the Cashless Exercise Ratio.

                  The Warrants shall be exercisable from time to time in the discretion of the Holder on or after February 28, 2000, provided, that in no event shall the Warrants be exercisable after the Expiration Date.

                  In the event the Company enters into a Combination, the Holder hereof shall exercise the Warrants evidenced by this Warrant Certificate and will be entitled to receive upon exercise of the Warrants the shares of capital stock or other securities or other property of such surviving entity as such Holder would have been entitled to receive upon or as the result of such Combination had the Holder exercised its Warrants immediately prior to such Combination; provided, that in the event that, in connection with such Combination, consideration to holders of Common Stock in exchange for their shares is payable solely in cash or in the event of the dissolution, liquidation or winding-up of the Company, the Holder hereof will be entitled to receive distributions on an equal basis with the holders of Common Stock or other securities issuable upon exercise of the Warrants, as if the Warrants had been exercised immediately prior to such events, less the Exercise Price.

                  The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with the transfer or exchange of the
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Warrant Certificates pursuant to Section 2.4 of the Warrant Agreement but not for any exchange or original issuance (not involving a transfer) with respect to temporary Warrant Certificates, the exercise of the Warrants or the Warrant Shares.

                  Upon any partial exercise of the Warrants, there shall be issued to the Holder hereof a new Warrant Certificate in respect of the shares of Common Stock as to which the Warrants shall not have been exercised. This Warrant Certificate may be exchanged by presenting this Warrant Certificate to the Company properly endorsed with a request to exchange this Warrant Certificate for other Warrant Certificates evidencing an equal number of Warrants. No fractional Warrant Shares will be issued upon the exercise of the Warrants, but the Company shall pay an amount in cash equal to the Current Market Value for one Warrant Share on the date the Warrant is exercised, multiplied by such fraction, computed to the nearest whole cent.

                  The Warrants do not entitle any holder hereof to any of the rights of a stockholder of the Company. All shares of Common Stock issuable by the Company upon the exercise of the Warrants shall, upon such issuance, be duly and validly issued and fully paid and non-assessable.


                                             INFOGRAMES, INC.


                                             By: /s/ David J. Fremed
                                                -----------------------------
                                                Title: David J. Fremed
                                                Name: CFO



[SEAL]


Attest:  /s/ Denis Guyennot
       -------------------------------
         Secretary



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                   FORM OF ELECTION TO PURCHASE WARRANT SHARES
                 (to be executed only upon exercise of Warrants)

                  The undersigned hereby irrevocably elects to exercise [ ] Warrants at an exercise price per Warrant (subject to adjustment) of $0.01 to acquire an equal number of shares of Common Stock of Infogrames, Inc. on the terms and conditions specified in the within Warrant Certificate and the Warrant Agreement therein referred to, surrenders this Warrant Certificate and all right, title and interest therein to Infogrames, Inc. and directs that the shares of Common Stock deliverable upon the exercise of such Warrants be registered or placed in the name and at the address specified below and delivered thereto.

Date:  ____________, 20 __                  _______________________________
                                            (Signature of Owner)

                                            _______________________________
                                            (Street Address)

                                            _______________________________
                                            (City)  (State)  (Zip Code)

Securities and/or check to be issued to:

         Please insert social security or identifying number:

         Name:

         Street Address:

         City, State and Zip Code:

Any unexercised Warrants evidenced by the within Warrant Certificate to be issued to:

         Please insert social security or identifying number:

         Name:

         Street Address:

         City, State and Zip Code:
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                  CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
                      REGISTRATION OF TRANSFER OF WARRANTS

Re: Warrants to Purchase Common Stock (the "Warrants") of Infogrames, Inc. (the "Company")

                  This Certificate relates to __________ Warrants held in definitive form by _______________ (the "Transferor").

                  The Transferor has requested the Company by written order to exchange or register the transfer of a Warrant or Warrants. In connection with such request and in respect of each such Warrant, the Transferor does hereby certify that the Transferor is familiar with the Warrant Agreement relating to the above captioned Warrants and that the transfer of this Warrant does not require registration under the Securities Act of 1933 (the "Securities Act"), because(1):

        [ ]       Such Warrant is being acquired for the Transferor's own
account without transfer.

        [ ]       Such Warrant is being transferred to the Company.

        [ ]       Such Warrant is being transferred in a transaction meeting the requirements of Rule 144 under the Securities Act.

        [ ]       Such Warrant is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act), in reliance on Rule 144A.

        [ ]       Such Warrant is being transferred pursuant to an offshore
transaction in accordance with Rule 904 under the Securities Act.

        [ ]       Such Warrant is being transferred pursuant to another
available exemption from the registration requirements under the Securities Act.

                  The Company is entitled to rely upon this Certificate and are irrevocably authorized to produce this Certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                     [INSERT NAME OF TRANSFEROR]

                                     By ________________________
                                     Title:
                                     Date:

_________

1.       Please check applicable box